UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 8, 2014

Stemline Therapeutics, Inc.

 (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35619 (Commission File Number)	45-0522567 (IRS Employer Identification No.)

750 Lexington Avenue

Eleventh Floor

New York, New York 10022

 (Address of Principal Executive Offices)

(646) 502-2311

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act.

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐                                    Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01 Other Events.

Stemline Therapeutics, Inc. (the “Company”) announced today that the U.S. Food and Drug Administration (FDA) has accepted the Company’s Investigational New Drug (IND) application for SL-701, which enables the Company to advance SL-701 into a Phase 2 trial of adults with glioblastoma multiforme (GBM) in first recurrence.  A copy of the press release is being furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stemline Therapeutics, Inc.
(Registrant)

By	/s/ Kenneth Hoberman
Kenneth Hoberman
Chief Operating Officer

Date:  April 8, 2014

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release dated April 8, 2014.